                                      DEED
                                      ----


         THIS INDENTURE made the __ day of November in the year of our Lord two thousand and two (2002),

         BETWEEN CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation (hereinafter called the "Grantor"), of the one part, and CEDAR-CAMP HILL, LLC, a Delaware limited liability company (hereinafter called the "Grantee"), of the other part,

         WITNESSETH that the Grantor for and in consideration of the sum of Seventeen Million Two Hundred Thousand ($17,200,000) Dollars lawful money of the United States of America, unto it well and truly paid by the Grantee at or before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, has granted, bargained and sold, released and confirmed, and by these presents does grant bargain and sell, release and confirm unto the Grantee, its successors and assigns, as limited liability company property for the uses and purposes of the limited liability company.

         ALL THAT CERTAIN lot or piece of ground situate, lying and being partially in the Borough of Camp Hill and partially in the Township of East Pennsboro, County of Cumberland, Commonwealth of Pennsylvania, more particularly described by metes and bounds on Exhibit "A" attached hereto and made a part hereof.

         BEING COUNTY TAX PARCEL NUMBER: 01-21-0273-410.

         BEING the same premises which Mid-Island Properties, Inc. by Deed dated November 10, 2000 and recorded on November 15, 2000 in the Office of the Recorder of Deeds of Cumberland County, Pennsylvania, in Deed Book 233, Page 1140, et seq., granted and conveyed unto Connecticut General Life Insurance Company, in fee.

         UNDER AND SUBJECT, to the matters set forth on Exhibit "B" attached hereto and made a part hereof (the "Permitted Encumbrances").

         TOGETHER with all and singular the buildings and improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging or in any wise appertaining, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of the Grantor, as well at law as in equity, of, in, and to the same.

         TO HAVE AND TO HOLD the said lot or piece of ground above described with the buildings and improvements thereon erected, hereditaments and premises hereby granted, or mentioned and intended so to be, with the appurtenances, unto the Grantee, its successors and assigns, to and for the only proper use and behoof of the Grantee, its successors and assigns forever, as limited liability company property for the uses and purposes of the limited liability company.

         UNDER AND SUBJECT AS AFORESAID.

         AND the Grantor for itself, its successors does covenant, promise and agree, to and with the Grantee, its successors and assigns by these presents, that the Grantor, its successors all and singular the hereditaments and premises hereby granted or mentioned and intended so to be, with the appurtenances, unto the Grantee, its successors and assigns, against the Grantor, its successors and against all and every person and persons whomsoever lawfully claiming or to claim the same or any part thereof, by, from or under it, them, or any of them, shall and will, SUBJECT AS AFORESAID, WARRANT AND forever DEFEND.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE FOLLOWS.

         IN WITNESS WHEREOF, the Grantor has caused this Deed to be executed on the day and year first above written.

SEALED AND DELIVERED
IN THE PRESENCE OF US:
                          CONNECTICUT GENERAL LIFE INSURANCE
                          COMPANY, a Connecticut Corporation

                          By: CIGNA Investments, Inc., a Delaware Corporation,
                              its authorized agent



                              By:
                                 -----------------------------------------------
                                 Name:  Stephen J. Olstein
                                 Title: Managing Director

STATE OF CONNECTICUT                          :
                                              :SS
COUNTY OF HARTFORD                            :


         On this, the __ day of November, 2002, before me, the undersigned, personally appeared Stephen J. Olstein who acknowledged himself to be the Managing Director of CIGNA Investments, Inc., a Delaware corporation, and the authorized agent of CONNECTICUT GENERAL LIFE INSURANCE COMPANY, a Connecticut corporation, and that he in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as such Managing Director.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                 ------------------------------
                                                 Notary Public
                                                 [Notarial Seal]


                                                 My Commission Expires:


         The precise address of the within named Grantee is:


------------------------------------------------------------------------------.






                                                -------------------------------
                                                On behalf of the Grantee

                                   EXHIBIT "A"
                                   -----------

                                LEGAL DESCRIPTION
                                -----------------

         ALL THAT CERTAIN tract of ground situate in the Borough of Camp Hill and the Township of East Pennsboro, County of Cumberland and Commonwealth of Pennsylvania, bounded and described as follows, to wit:

         BEGINNING at a point, said point being the right-of-way intersection of the southern right-of-way line of Trindle Road and the western right-of-way line of South 32nd Street; thence along the western right-of-way line of South 32nd Street, South 40 degrees 33 minutes 00 seconds East, a distance of 134.51 feet to a point; thence along the same, South 10 degrees 26 minutes 00 seconds East, a distance of 461.34 feet to a point; thence along the same, South 11 degrees 48 minutes 00 seconds East, a distance of 870.92 feet to a point; thence along land of Commonwealth of Pennsylvania, Ramp "H" Harrisburg Expressway the following seven (7) courses: (1) South 78 degrees 12 minutes 00 seconds West, a distance of 14.00 feet to a point; thence (2) on an arc of a curve curving to the right having a radius of 394.00 feet, an arc length of 368.30 feet to a point; thence
(3) South 41 degrees 45 minutes 28 seconds West, a distance of 511.18 feet to a point; thence (4) South 56 degrees 19 minutes 00 seconds West, a distance of
198.36 feet to a point; thence (5) along an arc of a curve curving to the right having a radius of 364.00 feet, an arc length of 247.77 feet to a point; thence
(6) South 05 degrees 19 minutes 00 seconds West, a distance of 16.00 feet to a point; thence (7) North 84 degrees 41 minutes 00 seconds West, a distance of
86.77 feet to a point; thence along land now or late of Pennsylvania Real Estate Investment Trust the following four (4) courses: (1) North 24 degrees 49 minutes 00 seconds West, a distance of 99.92 feet to a point; (2) thence North 65 degrees 11 minutes 00 seconds East, a distance of 15.00 feet to a point; (3) thence North 24 degrees 49 minutes 00 seconds West, a distance of 120.00 feet to a point; (4) thence North 64 degrees 26 minutes 00 seconds East, a distance of
303.09 feet to a point; thence along the same, land now or late of Hampden Industrial Development Authority and land now or late of Charles Adler & Sons, Inc., North 24 degrees 49 minutes 00 seconds West, a distance of 1,633.31 feet to a point on the Southern right-of-way line of Trindle Road; thence along said right-of-way line, North 65 degrees 21 minutes 00 seconds East, a distance of 1,184.06 feet to a point the point of BEGINNING.

         BEING THE SAME PREMISES which Mid-Island Properties, Inc., a Pennsylvania Corporation, conveyed unto Connecticut General Life Insurance Company, a Connecticut Corporation, by deed dated November 10, 2000 and recorded November 15, 2000 in Record Book 233, Page 1140.

         BEING Property Parcel Number 01-21-0273-410.

                                   EXHIBIT "B"
                                   -----------

                             PERMITTED ENCUMBRANCES
                             ----------------------


         Rights or claims of parties in possession as tenants only under the terms of leases as described on the rent roll certified and delivered to Grantee by Grantor on the date of this Deed.

         Any encroachments, easements, measurements, variations in area or content, party walls or other facts which a correct survey of the premises would show.

         Memorandum of Lease between Mid-Island Properties, Inc. to Supermarkets General Corporation as set forth in Misc. Book 303, Page 600. Assigned to Giant Foods by Assignment and Assumption of Lease Agreement as set forth in Misc. Book 491, Page 444.

         Memorandum of Lease between Mid-Island Properties, Inc. and Cumberland County Industrial Development Authority as set forth in Misc. Book 240, Page 8.

         Memorandum of Lease between Camp Hill Shopping Center Associates and Barnes & Noble Booksellers, Inc., dated April 13, 2000 and recorded in Misc. Book 657, Page 112; and Ground Lessor Recognition Agreement between Mid-Island Properties and Camp Hill Shopping Center Associates and Barnes & Noble Booksellers, Inc., recorded in Misc. Book 657, Page 119.

         Memorandum of Lease between Camp Hill Shopping Center Associates and Harris Savings Bank, dated July 26, 2000 and recorded November 8, 2000 in Misc. Book 659, Page 777.

         Right of Way Agreement to The United Gas Improvement Company as set forth in Misc. Book 140, Page 263.

         Misc. of Easement and Right of Way granted to Riverton Consolidated Water Co. as set forth in Misc. Book 109, Page 540 and in Misc. Book 142, Page 172.

         Rights granted to The Bell Telephone Company of Pennsylvania in Misc. Book 131, Page 389.

         Rights granted to The Bell Telephone Company of Pennsylvania in Misc. Book 142, Page 3.

         Rights granted to The Bell Telephone Company of Pennsylvania in Misc. Book 312, Page 205.

         Rights granted to The Bell Telephone Company of Pennsylvania in Misc. Book 395, Page 266.

         Rights granted to Pennsylvania Power & Light Company in Misc. Book 158, Page 783.

         Rights granted to Pennsylvania Power & Light Company in Misc. Book 171, Page 607.

         Rights granted to Pennsylvania Power & Light Company in Misc. Book 180, Page 833.

         Rights granted to Pennsylvania Power & Light Company in Misc. Book 201, Page 330.

         Rights granted to Pennsylvania Power & Light Company in Misc. Book 243, Page 406.

         Rights granted to Pennsylvania Power & Light Company in Misc. Book 259, Page 489.

         Rights granted to Pennsylvania Power & Light Company in Misc. Book 306, Page 978.

         Rights granted to Pennsylvania Power & Light Company in Misc. Book 390, Page 905.

         Easement for Utility Line Extension and Appurtenances as set forth in Misc. Book 240, Page 15.

         Subject to water main easement as set forth in Deed Book X, Volume 30, Page 532 and further shown on Subdivision Plan Book 46, Page 11.

         Restrictions as set forth in Deed Book X, Volume 30, Page 532.

         Notes and conditions as shown on Subdivision Plan Book 46, Page 11:
           |X| 30' minimum building set back line on North side of lot
           |X| 10' minimum building set back line on East side of lot
           |X| 60' minimum building set back line on South side of lot
           |X| 12' wide water main easement along the southern side of lot.

         Right of Way Agreement to PPL Electric Utilities Corporation, as set forth in Misc. Book 687, Page 3402.

         Notes and conditions as shown on Subdivision Plan Book 80, Page 93.

         Notes and conditions as shown on Subdivision Plan Book 84, Page 92.

         Memorandum of Ground Lease between Connecticut General Life Insurance Company and Commerce Bank/Harrisburg, N.A., dated August 27, 2002 and recorded September 9, 2002 in Misc. Book 690, Page 275.